FREMONT MUTUAL FUNDS, INC.-Registered Trademark-
INSTITUTIONAL
U.S. MICRO-CAP
ANNUAL REPORT



[GRAPHIC]
1997


OCTOBER 31, 1997





                                                                      [LOGO]

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                                    FREMONT FUNDS

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TABLE OF CONTENTS


FUND PROFILES AND LETTERS TO SHAREHOLDERS

Fremont Institutional U.S. Micro-Cap Fund. . . . . . . . . . . . . . . . . . . 2
Report of Independent Accountants. . . . . . . . . . . . . . . . . . . . . . . 4

STATEMENT OF INVESTMENTS

Fremont Institutional U.S. Micro-Cap Fund. . . . . . . . . . . . . . . . . . . 5

COMBINED FINANCIAL STATEMENTS

Statement of Assets and Liabilities. . . . . . . . . . . . . . . . . . . . . . 7
Statement of Operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Statement of Changes in Net Assets . . . . . . . . . . . . . . . . . . . . . . 9

FINANCIAL HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9

NOTES TO FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . .  10


                                                                               1

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                                    FREMONT FUNDS

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FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
ROBERT E. KERN, PORTFOLIO MANAGER
KERN CAPITAL MANAGEMENT LLC


[PHOTO]
ROBERT E. KERN

FUND
PROFILE


  THE U.S. MICRO-CAP STOCK MARKET (STOCKS WITH MARKET CAPITALIZATIONS IN THE BOTTOM 5% OF THE EQUITIES MARKET) IS A BREEDING GROUND FOR ENTREPRENEURIALLY MANAGED COMPANIES WITH EXCEPTIONAL GROWTH PROSPECTS. WITH MINIMAL WALL STREET RESEARCH COVERAGE AND LOW INSTITUTIONAL OWNERSHIP, MICRO-CAP STOCKS REPRESENT THE LEAST EFFICIENT SECTOR OF THE DOMESTIC EQUITIES MARKET. THIS INEFFICIENCY CREATES ATTRACTIVE INVESTMENT OPPORTUNITIES FOR THE RESEARCH-DRIVEN STOCK PICKERS MANAGING THE FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND.

  SINCE THE INVESTMENT POTENTIAL OF MICRO-CAP STOCKS IS LARGELY DETERMINED BY THE BUSINESS PROSPECTS FOR INDIVIDUAL COMPANIES RATHER THAN MACRO-ECONOMIC TRENDS, THE FUND'S FOCUS IS ON BOTTOM-UP STOCK SELECTION. FUND MANAGEMENT ANALYZES FINANCIAL STATEMENTS, THE COMPANY'S COMPETITIVE POSITION, AND MEETS WITH KEY CORPORATE DECISION MAKERS TO DISCUSS STRATEGIES FOR FUTURE GROWTH. THE FUND'S GOAL IS TO FIND "WINNERS" EARLY IN THEIR GROWTH CYCLE AND, IMPORTANTLY, TO MINIMIZE FUNDAMENTAL INVESTMENT MISTAKES.

  SUCCESSFUL MICRO-CAP INVESTING ALSO INVOLVES MINIMIZING TRANSACTION COSTS. THE FUND'S DEDICATED TRADERS WORK HAND-IN-HAND WITH THE PORTFOLIO MANAGEMENT TEAM ON EXECUTION STRATEGIES TO ENHANCE THE FUND'S PERFORMANCE.

  ROBERT E. KERN IS NATIONALLY RECOGNIZED AS A PIONEER AND LEADING PRACTITIONER OF MICRO-CAP RESEARCH AND PORTFOLIO MANAGEMENT.


TO OUR SHAREHOLDERS,

  From inception on August 4, 1997 through October 31, 1997, the Fund returned 0.90% compared to the Russell 2000's 4.62% gain over the same time period. With the Fund just getting started, performance comparisons at this stage are relatively meaningless.

  I am pleased to be managing a Fremont fund designed specifically for institutional investors. We opened this fund to provide the financial advisor



FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND INVESTMENT RETURNS

ANNUAL RETURNS
[GRAPH]


GROWTH OF $10,000+
[GRAPH]

                                     RETURNS FOR
                                PERIODS ENDED 10/31/97
                                   SINCE INCEPTION
                                        8/4/97
                                       +0.90%*


                     FREMONT
                  INSTITUTIONAL         RUSSELL
               U.S. MICRO-CAP FUND     2000 INDEX
                    ($10,090)          ($10,462)

8/4/97                   $10,000             $10,000
8/31/97        1.20%     $10,120   1.97%     $10,197
9/30/97        8.70%     $11,000   7.32%     $10,943
10/31/97      (8.27%)    $10,090  (4.39%)    $10,462


*  Unannualized

+ Assumes initial investment of $10,000 on inception date, August 4, 1997. Performance data illustrated is historical. Past performance is not predictive of future performance. Share price and return will vary so that a gain or loss may be realized when shares are sold. All performance figures assume reinvestment of dividends. Management fees and other expenses are included in the Fund's performance; however, fees and expenses are not incorporated in the Russell 2000 Index.


2

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                                    FREMONT FUNDS

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community a way to invest in an institutionally priced micro-cap mutual fund, with a successful 10-year track record. We hope that this fund will be an important investment for you and your clients for many years to come.

  Since the Fund was introduced recently, we thought it appropriate to talk a little bit about the Fund's sub-advisory firm, Kern Capital Management LLC. Every member of Kern Capital's investment team has dedicated their career to small and micro-cap stock analysis and portfolio management. Co-managers Judy Finger and my son, David; analysts Greg Weaver and Ted Graham; and trader Mike Murphy are all small company investment specialists. We believe the key to success in this field is dedicated hands-on research. We are tire kickers. We don't just analyze financial statements. We go out and meet with corporate managements, review their business plans and evaluate whether these strategies will be effective. We talk to vendors, competitors, customers and other smart folks we've gotten to know in their industries. In other words, we try not to leave any stone unturned in an attempt to determine if these small companies have the realistic potential to grow into bigger, even more successful entities.

  Now that you know a little more about us, some comments on the events of late October are in order. Although longer term, we believe the Fund's micro-cap stocks will succeed or fail based on their own individual merits; they are not immune to sharp short-term market swings on the up or down side. Our portfolio was not a particularly safe haven in late October, when the U.S. stock market, and especially the technology group, was hit by emotional selling sparked by currency and market turmoil in Southeast Asia. We are not sure how long emerging markets will remain under pressure, however recent events will probably cause global investors to refocus on U.S. equities, and in particular, successful smaller companies.

  Since the Fund's inception, we have deployed what we referred to in a September 8, 1997 Barron's article as a "no-name offense"--investing in companies flying well below most analysts' radar screens. By and large, these companies have not had spectacular earnings growth over the last year or so, but in our opinion, are well-positioned to accelerate earnings down the road.

  CHANNELL COMMERCIAL, a Temecula, California-based manufacturer of environmental enclosures for broadband telecommunications and cable television infrastructure, is one of our "no-names." Due to reduced capital spending in the cable television industry, Channell's revenue and earnings growth has slowed in recent years. However, with Microsoft's Bill Gates investing some very serious money in the cable TV industry (which he appears to believe will ultimately be the most efficient internet access highway), capital spending should increase substantially in the years ahead. With telephone companies competing with cable operators for internet transmission supremacy, Channell Commercial's markets should experience strong growth. As a market-share leader in its business, Channell is expected to achieve its growth goals through a combination of internal new product development and acquisitions. We must add the caveat that we reserve the right to change our investment opinion on this and all other stocks in the portfolio if warranted.

  In closing, our team thanks you for your support. We believe selected U.S. micro-cap stocks will continue to provide us with attractive long-term investment returns.

  Sincerely,


  /s/ Robert E. Kern

  Robert E. Kern
  Portfolio Manager
  Fremont Institutional U.S. Micro-Cap Fund


                                                                               3

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                                    FREMONT FUNDS

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REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FREMONT MUTUAL FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities of the Fremont Institutional U.S. Micro-Cap Fund (the Fund) of Fremont Mutual Funds, Inc., including the statement of investments in securities and net assets, as of October 31, 1997, and the related statements of operations, changes in net assets, and the financial highlights for the period August 4, 1997 (date of inception) through October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fremont Institutional U.S. Micro-Cap Fund of Fremont Mutual Funds, Inc., as of October 31, 1997, the results of its operation, the changes in its net assets, and its financial highlights for the period August 4, 1997 (date of inception) through October 31, 1997, in conformity with generally accepted accounting principles.


/s/ Coopers & Lybrand L.L.P.

San Francisco, California
December 9, 1997


4

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                      FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF INVESTMENTS
IN SECURITIES AND NET ASSETS

                                                                        VALUE
    SHARES  SECURITY DESCRIPTION                                       (NOTE 1)
--------------------------------------------------------------------------------

STOCKS  85.8%
BUSINESS EQUIPMENT & SERVICES   11.8%

*   15,000  AmeriLink Corp.                                        $   393,750
*   45,600  Armor Holdings, Inc.                                       501,600
*   17,000  Diversified Corporate Resources, Inc.                      153,000
*   27,700  First Aviation Services, Inc.                              214,675
*    4,500  Hospitality Worldwide Services                              52,313
*   27,300  International Total Services, Inc.                         399,263
*   62,600  NuCO2, Inc.                                                813,800
*   10,000  Rental Service Corp.                                       267,500
*  107,000  Richey Electronics, Inc.                                 1,043,250
*    1,300  RWD Technologies, Inc.                                      29,250
*   56,600  Specialty Teleconstructors, Inc.                           898,525
                                                                   -----------
                                                                     4,766,926
                                                                   -----------
CAPITAL GOODS  8.8%

*   42,000  Adept Technology, Inc.                                     572,250
*   33,750  AFC Cable Systems, Inc.                                    957,656
*   23,500  AVTEAM, Inc.                                               199,382
*   55,000  Channell Commercial Corp.                                  680,625
     6,200  Furon Co.                                                  236,375
*   21,900  Gradall Industries, Inc.                                   342,188
*   51,300  IMPCO Technologies, Inc.                                   570,713
                                                                   -----------
                                                                     3,559,189
                                                                   -----------

CONSUMER NON-DURABLES  2.0%

*    6,000  Authentic Specialty Foods, Inc.                             74,250
*   24,000  Royal Appliance Manufacturing Co.                          189,000
*   15,000  Tefron Ltd.                                                287,812
*   29,000  Toymax International, Inc.                                 261,000
                                                                   -----------
                                                                       812,062
                                                                   -----------

CONSUMER SERVICES  10.7%

*   13,000  Cinar Films, Inc. (Class B)                                505,375
*   37,200  Damark International, Inc. (Class A)                       432,450
*   11,000  Family Golf Centers, Inc.                                  294,250
*   57,685  Saga Communications, Inc. (Class A)                      1,168,121
*   19,400  Servico, Inc.                                              309,188
*   30,500  UOL Publishing, Inc.                                       655,750
*   80,000  Warrantech Corp.                                           960,000
                                                                   -----------
                                                                     4,325,134
                                                                   -----------

ENERGY  1.7%

*    8,000  KTI, Inc.                                                  116,000
*   10,000  Offshore Logistics, Inc.                                   210,000
     8,600  RPC, Inc.                                                  258,000
*    6,000  Willbros Group, Inc.                                       117,000
                                                                   -----------
                                                                       701,000
                                                                   -----------

FINANCIAL SERVICES  2.4%

     6,300  PennFed Financial Services, Inc.                           189,000
    39,800  R&G Financial Corp. (Class B)                              791,025
                                                                   -----------
                                                                       980,025
                                                                   -----------


HEALTH CARE  12.2%

*   46,650  Advance Paradigm, Inc.                                 $ 1,189,575
*   27,500  DAOU Systems, Inc.                                         725,313
*   46,500  Del Global Technologies Corp.                              470,812
*   62,000  Genelabs Technologies, Inc.                                240,250
*   14,800  Interpore International                                    138,750
*   13,000  Monarch Dental Corp.                                       235,625
*   10,500  Oacis Healthcare Holdings Corp.                             60,375
*   15,000  Perclose, Inc.                                             367,500
*   17,000  PMR Corp.                                                  391,000
*    8,000  ResMed, Inc.                                               224,000
*   23,000  Wesley Jessen VisionCare, Inc.                             672,750
*   19,000  ZymeTx, Inc.                                               212,562
                                                                   -----------
                                                                     4,928,512
                                                                   -----------

MULTI-INDUSTRY  1.0%

*   26,200  Metals USA, Inc.                                           386,450
                                                                   -----------
                                                                       386,450
                                                                   -----------

RAW MATERIALS  0.8%

    33,300  Northern Technologies International                        341,325
                                                                   -----------
                                                                       341,325
                                                                   -----------

RETAIL  6.9%

*   11,500  Audio Book Club, Inc.                                       87,688
*   20,100  Cross-Continent Auto Retailers, Inc.                       198,487
*    8,500  DM Management Co.                                          127,500
*   54,000  Garden Ridge Corp.                                         722,250
*   62,200  Genesco, Inc.                                              789,163
*   25,500  New West Eyeworks, Inc.                                    229,500
*    5,000  S & K Famous Brands, Inc.                                   68,750
*   17,000  Showbiz Pizza Time, Inc.                                   361,250
*    6,500  Star Buffet, Inc.                                           93,031
*   16,200  Successories, Inc.                                         108,338
                                                                   -----------
                                                                     2,785,957
                                                                   -----------

TECHNOLOGY (COMPONENTS)  8.6%

*   78,900  Ceradyne, Inc.                                             404,363
*   70,700  Interlink Electronics, Inc.                                539,088
*   13,000  Micrel, Inc.                                               466,375
*   35,500  Orckit Communications Ltd.                                 630,125
*   16,600  PCD, Inc.                                                  336,150
*   29,000  Pericom Semiconductor Corp.                                264,624
*   39,500  Semiconductor Packaging Materials Co., Inc.                375,250
*   62,700  Southwall Technologies, Inc.                               485,925
                                                                   -----------
                                                                     3,501,900
                                                                   -----------

TECHNOLOGY (EQUIPMENT)  4.2%

*   31,000  Andrea Electronics Corp.                                   651,000
*   11,400  Innova Corp.                                               245,100
*    8,800  PRI Automation, Inc.                                       336,600
*   15,900  Schmitt Industries, Inc.                                   176,888
*   27,600  Thermedics Detection, Inc.                                 289,800
                                                                   -----------
                                                                     1,699,388
                                                                   -----------


* Non-income producing securities
  The accompanying notes are an integral part of these financial statements.   5

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                      FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

                                                                        VALUE
    SHARES  SECURITY DESCRIPTION                                       (NOTE 1)
--------------------------------------------------------------------------------

TECHNOLOGY (SOFTWARE)  13.7%

*   41,000  Credit Management Solutions, Inc.                      $   589,374
*   51,900  Geoworks Corp.                                             661,724
*   65,900  ISG International Software Group Ltd.                      823,750
*   68,200  MDSI Mobile Data Solutions, Inc.                         1,176,450
*   49,800  OrCAD, Inc.                                                438,862
*   73,000  Peerless Systems Corp.                                     949,000
*   31,600  Template Software, Inc.                                    339,700
*  147,200  V-One Corp.                                                588,800
                                                                   -----------
                                                                     5,567,660
                                                                   -----------

TRANSPORTATION  1.0%

*   31,800  Smithway Motor Express Corp. (Class A)                     429,301
                                                                   -----------
                                                                       429,301
                                                                   -----------

TOTAL STOCKS (Cost $30,501,113)                                     34,784,829
                                                                   -----------


SHARES/FACE AMOUNT/ISSUER/DISCOUNT RATE/STATED MATURITY
--------------------------------------------------------------------------------

SHORT TERM SECURITIES  12.9%

    43,740  Benchmark Diversified Assets Fund                           43,740
$5,200,000  Federal Home Loan Bank, Agency Note,
             5.550%, 11/03/97                                        5,198,397
                                                                   -----------

TOTAL SHORT TERM SECURITIES (Cost $5,242,137)                        5,242,137
                                                                   -----------
TOTAL INVESTMENTS (Cost $35,743,250), 98.7%                         40,026,966

OTHER ASSETS AND LIABILITIES, NET, 1.3%                                518,397
                                                                   -----------
NET ASSETS, 100.0%                                                 $40,545,363
                                                                   -----------
                                                                   -----------




   * Non-income producing securities
6    The accompanying notes are an integral part of these financial statements.

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                      FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
(ALL NUMBERS IN THOUSANDS EXCEPT NET ASSET VALUE PER SHARE)



ASSETS:
Investments in securities at cost                                  $    35,743
                                                                   -----------
                                                                   -----------
   Investments in securities at value (Note 1)                          40,027
   Dividends and interest receivable                                         3
   Receivable for securities sold                                          933
   Receivable from management company                                       23
   Receivable from sale of fund shares                                     563
    Unamortized organization costs (Note 3)                                 24
                                                                   -----------
       TOTAL ASSETS                                                     41,573
                                                                   -----------

LIABILITIES:
    Dividends payable to shareholders                                       29
    Payable for securities purchased                                       900
    Payable to management company                                           26
    Accrued expenses:
       Investment advisory, administrative and
         shareholder servicing fees                                         48
       Other                                                                25
                                                                   -----------
       TOTAL LIABILITIES                                                 1,028
                                                                   -----------
NET ASSETS                                                         $    40,545
                                                                   -----------
                                                                   -----------

Net assets consist of:
    Paid in capital                                                $    35,012
    Unrealized appreciation on investments                               4,284
    Accumulated net realized gain                                        1,249
                                                                   -----------
NET ASSETS                                                         $    40,545
                                                                   -----------
                                                                   -----------
SHARES OF CAPITAL STOCK OUTSTANDING                                      4,145
                                                                   -----------
                                                                   -----------
NET ASSET VALUE PER SHARE                                          $      9.78
                                                                   -----------
                                                                   -----------




The accompanying notes are an integral part of these financial statements.     7

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                      FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
(FOR THE PERIOD AUGUST 4, 1997, DATE OF INCEPTION, THROUGH OCTOBER 31, 1997) (ALL NUMBERS IN THOUSANDS)

INVESTMENT INCOME:
    Interest                                                       $        97
    Dividends                                                                4
                                                                   -----------
       TOTAL INCOME                                                        101
                                                                   -----------
EXPENSES:
    Investment advisory and administrative fees (Note 2)                   111
    Shareholder servicing fees (Note 2)                                      7
    Custody fees                                                             4
    Accounting fees                                                          6
    Audit and legal fees                                                     4
    Directors' fees (Note 2)                                                 2
    Registration fees                                                        5
    Other                                                                    5
                                                                   -----------
       TOTAL EXPENSES BEFORE REDUCTIONS                                    144
       Expenses waived and/or reimbursed by Advisor (Note 2)               (23)
                                                                   -----------
          TOTAL NET EXPENSES                                               121
                                                                   -----------
              NET INVESTMENT LOSS                                          (20)
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:

    Net realized gain from investments                                   2,498

    Net unrealized depreciation on investments                          (2,226)
                                                                   -----------
          Net realized and unrealized gain from investments                272
                                                                   -----------
              NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS $       252
                                                                   -----------
                                                                   -----------



8   The accompanying notes are an integral part of these financial statements.

                      FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                                   October 31, 1997
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(FOR THE PERIOD AUGUST 4, 1997, DATE OF INCEPTION, THROUGH OCTOBER 31, 1997) (ALL NUMBERS IN THOUSANDS)

INCREASE (DECREASE) IN NET ASSETS:
    From operations:
      Net investment loss                                          $       (20)
      Net realized gain from investments                                 2,498
      Net unrealized depreciation on investments                        (2,226)
                                                                   -----------
        Net increase in net assets from operations                         252
                                                                   -----------
    Distributions to shareholders from:
      Net realized gains                                                (1,229)
                                                                   -----------
        Total distributions to shareholders                             (1,229)
                                                                   -----------
    From capital share transactions:
      Proceeds from shares sold (Note 2)                                40,322
      Reinvested dividends                                               1,200
                                                                   -----------
        Net increase in net assets
          from capital share transactions                               41,522
                                                                   -----------
      Net increase in net assets                                        40,545

Net assets at beginning of period                                           --
                                                                   -----------
NET ASSETS AT END OF PERIOD                                        $    40,545
                                                                   -----------
                                                                   -----------

CAPITAL TRANSACTIONS IN SHARES:
    Sold (Note 2)                                                        4,022
    Reinvested dividends                                                   123
                                                                   -----------
      Net increase from capital share transactions                       4,145
                                                                   -----------
                                                                   -----------


FINANCIAL HIGHLIGHTS
(FOR THE PERIOD AUGUST 4, 1997, DATE OF INCEPTION, THROUGH OCTOBER 31, 1997)

SELECTED PER SHARE DATA
FOR ONE SHARE OUTSTANDING DURING THE PERIOD
    NET ASSET VALUE, BEGINNING OF PERIOD                         $     10.00
                                                                 -----------
    INCOME FROM INVESTMENT OPERATIONS
       Net realized and unrealized gain                                  .09
                                                                 -----------
         Total investment operations                                     .09
                                                                 -----------
    LESS DISTRIBUTIONS
       From net realized gains                                          (.31)
                                                                 -----------
          Total distributions                                           (.31)
                                                                 -----------
    NET ASSET VALUE, END OF PERIOD                               $      9.78
                                                                 -----------
                                                                 -----------
TOTAL RETURN#                                                          0.90%

RATIOS AND SUPPLEMENTAL DATA
    Net assets, end of period (000s omitted)                     $    40,545
    Ratio of net expenses to average net assets(a)                      1.25%*
    Ratio of gross expenses to average net assets(a)                    1.49%*
    Ratio of net investment loss to average net assets(a)              (0.21)%*
    Portfolio turnover rate                                               28%
    Average commission rate paid                                 $     .0521


*Annualized
(a) See Note 2 of "Notes to Financial Statements."
# Total return would have been lower had the advisor not waived and/or reimbursed expenses.


The accompanying notes are an integral part of these financial statements.     9

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                      FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                   Notes to Financial Statements - October 31, 1997
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

       Fremont Mutual Funds, Inc. (the Corporation) is an open-end, diversified investment company authorized to issue ten billion shares of $.0001 par value capital stock. These shares are currently offered in eleven series, one of which, the Institutional U.S. Micro-Cap Fund (the Fund), is covered by this report. The Fund has its own investment objective and policies and operates as a separate mutual fund.

       Significant accounting policies followed by the Fund are summarized below. The policies are in conformity with generally accepted accounting principles for investment companies.

    A. SECURITY VALUATION
       Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices or at fair value as determined by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the closing values of such securities on their respective exchanges or the most recent price available where no closing value is available.

    B. SECURITY TRANSACTIONS
       Security transactions are accounted for as of trade date. Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes.

    C. INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
       Dividends are recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized as required by the Internal Revenue Code as amended. Distributions to shareholders are recorded on the ex-dividend date. The Corporation accounts for the assets of the Fund and allocates general expenses of the Corporation to the Fund based upon the relative net assets of the Fund or the nature of the services performed and their applicability to the Fund.

    D. INCOME TAXES
       The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income and net capital gains, if any, to shareholders. Therefore, no income tax provision is required. The Fund is treated as a separate entity in the determination of compliance with the Internal Revenue Code and distributes taxable income and net realized gains, if any, in accordance with schedules described in the prospectus.

       Income dividends and capital gain distributions paid to shareholders are determined in accordance with income tax regulations which may differ from generally accepted accounting principles and, therefore, may differ from the information presented in the financial statements. These differences are generally referred to as "book/tax" differences and are primarily due to differing treatments for losses deferred due to wash sale rules, classification of gains/losses related to certain futures and options transactions.

       Permanent book/tax differences causing payments to shareholders of income dividends which are in excess of the net investment income reported in the financial statements will result in reclassification of such excess to paid in capital from undistributed net investment income. Temporary book/tax differences, which will reverse in subsequent periods, will not be reclassified and will remain in undistributed net investment income. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

    E. ACCOUNTING ESTIMATES
       The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

    2. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

       INVESTMENT ADVISOR
       The Fund has entered into an investment management agreement with Fremont Investment Advisors, Inc. (the Advisor), a wholly owned subsidiary of Fremont Investors, Inc. Under this agreement, the Advisor supervises and implements the Fund's investment activities and provides administrative services as necessary to conduct Fund business. For its advisory and administrative services, the Advisor receives a fee based on the average daily net assets of the Fund at an annual rate of 1.15%.

       The Advisor has agreed to limit the Fund's total operating expenses to 1.25% of average daily net assets. The Fund may reimburse the Advisor for any reductions in the Advisor's fees during the three years following that reduction if such reimbursement is requested by the Advisor, if such reimbursement can be achieved within the foregoing expense limit, and if the Board of Directors approves the reimbursement at the time of the request as not inconsistent with the best interests of the Fund. The Advisor generally seeks to reimburse the oldest reductions and waivers before payment of fees and expenses for the current year. Because of these substantial contingencies, the potential reimbursements will be accounted for as contingent liabilities that are not recordable on the balance sheet of the Fund until payment is probable. For the period ended October 31, 1997, the Advisor has reimbursed expenses subject to recoupment of $22,911.

                      FREMONT INSTITUTIONAL U.S. MICRO-CAP FUND
                   Notes to Financial Statements - October 31, 1997
--------------------------------------------------------------------------------

       Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements under the Fund's Financial Highlights table.

       The Fund is also required to comply with the limitations set forth in the laws, regulations, and administrative interpretations of the states in which it is registered. For the period ended October 31, 1997, no reimbursements were required or made to the Fund by the Advisor to comply with these limitations.

       Under the terms of a shareholder services agreement with the Advisor, the Fund pays the Advisor for transfer agent services on a per shareholder account basis, subject to a monthly minimum as well as out-of-pocket expenses. Total costs incurred by the Fund for the period ended October 31, 1997 were $2,168.

       OTHER RELATED PARTIES
       At October 31, 1997, Fremont Investors, Inc. and its affiliated companies including their employee retirement plans, its principal shareholder and members of his family, including trusts, owned directly or indirectly approximately 95% of the Fund.

       On August 4, 1997, the Fund commenced operations upon the transfer of assets from a separate account of an employee retirement plan. This transfer was accomplished by a tax-free exchange of 3,785,450 shares of the Fund for investments with a market value and cost of $37,854,505 and $31,344,942, respectively.

       Certain officers and/or directors of the Fund are also officers and/or directors of the Advisor and/or Fremont Investors, Inc. None of the officers and/or directors so affiliated receive compensation for services as officers and/or directors of the Fund.

3.ORGANIZATION COSTS

       Costs incurred by the Fund, if any, in connection with its organization have been deferred and are amortized on a straight-line basis over a period of five years (60 months).

4.PURCHASES AND SALES/MATURITIES OF INVESTMENT SECURITIES

       Aggregate purchases and aggregate proceeds from sales and maturities of securities for the period ended October 31, 1997 were as follows:

                                            PURCHASES        PROCEEDS
                                           -----------      ----------
          Long-term securities:            $15,865,170      $9,390,886

    5. PORTFOLIO CONCENTRATIONS

       Although the Fund has a diversified investment portfolio, there are certain investment concentrations of risk which may subject the Fund more significantly to economic changes occurring in certain segments or industries.

    6. UNREALIZED APPRECIATION (DEPRECIATION) - TAX BASIS

       At October 31, 1997, the cost of securities for federal income tax purposes was $35,750,256, and the net unrealized appreciation based on that cost were as follows:

       Unrealized appreciation             $ 6,775,990
       Unrealized depreciation              (2,499,280)
                                           -----------
       Net unrealized appreciation         $ 4,276,710
                                           -----------
                                           -----------


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